                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-5281

                        Oppenheimer Champion Income Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 12/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
ASSET-BACKED SECURITIES--0.0%
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond
   Obligations, Series 1A, Cl. D, 6/13/11(1, 2, 3)                          $  5,101,557   $          --
NC Finance Trust, Collateralized Mtg. Obligation Pass Through
   Certificates, Series 1999-I, Cl. ECFD, 3.035%, 1/25/29(2, 4)                  437,665          65,650
                                                                                           -------------
Total Asset-Backed Securities (Cost $3,181,602)                                                   65,650
CORPORATE BONDS AND NOTES--88.9%
CONSUMER DISCRETIONARY--22.2%
AUTO COMPONENTS--1.4%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15(5)                           4,545,000       4,794,975
American Axle & Manufacturing Holdings, Inc., 9.25% Sr. Sec. Nts.,
   1/15/17(5)                                                                  3,010,000       3,070,200
Goodyear Tire & Rubber Co. (The), 9% Sr. Unsec. Nts., 7/1/15                   1,036,000       1,082,620
                                                                                           -------------
                                                                                               8,947,795
AUTOMOBILES--1.9%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14                         3,360,000       3,427,200
Ford Motor Co., 7.45% Bonds, 7/16/31                                           4,920,000       4,372,650
Ford Motor Credit Co. LLC:
7.50% Sr. Unsec. Unsub. Nts., 8/1/12                                           2,415,000       2,436,829
8.125% Sr. Unsec. Nts., 1/15/20                                                2,120,000       2,086,833
                                                                                           -------------
                                                                                              12,323,512
DIVERSIFIED CONSUMER SERVICES--0.6%
Service Corp. International:
6.75% Sr. Unsec. Nts., 4/1/15                                                  1,095,000       1,078,575
7% Sr. Unsec. Unsub. Nts., 6/15/17                                             1,055,000       1,028,625
StoneMor Operating LLC/Cornerstone Family Service of West Virginia,
   Inc./Osiris Holdings of Maryland Subsidiary, Inc., 10.25% Sr. Nts.,
   12/1/17(5)                                                                  1,415,000       1,446,838
                                                                                           -------------
                                                                                               3,554,038
HOTELS, RESTAURANTS & LEISURE--5.9%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(5)                                    1,695,000       1,383,544
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13(1, 5)                       4,163,000         650,469
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18(5)                   5,803,000       4,685,923
Harrah's Operating Escrow LLC/Harrah's Escrow Group, 11.25% Sr. Sec.
   Nts., 6/1/17(5)                                                             1,585,000       1,666,231
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14                   2,851,000       2,551,645
Landry's Restaurant, Inc., 11.625% Sr. Sec. Nts., 12/1/15(5)                   1,885,000       2,007,525
Las Vegas Sands Corp., 6.375% Sr. Unsec. Nts., 2/15/15                         1,735,000       1,544,150
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15(1, 5)               6,915,000       1,728,750
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13                                                  1,285,000       1,114,738
8.50% Sr. Unsec. Nts., 9/15/10                                                   825,000         825,000
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                                           1,610,000       1,298,063
11.50% Sr. Sec. Nts., 11/1/17(5)                                                 550,000         563,750
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10                  2,865,000       2,865,000


                      1 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Peninsula Gaming LLC:
8.375% Sr. Sec. Nts., 8/15/15(5)                                            $    430,000   $     431,075
10.75% Sr. Unsec. Nts., 8/15/17(5)                                             1,080,000       1,090,800
Pinnacle Entertainment, Inc.:
8.25% Sr. Unsec. Sub. Nts., 3/15/12                                            1,331,000       1,337,655
8.625% Sr. Nts., 8/1/17(5)                                                       425,000         435,625
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14(5)                         1,768,000       1,847,560
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1, 2, 3)                            3,900,000              --
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14(1)                  10,420,000         104,200
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                           3,345,000       3,562,425
Wendy's/Arby's Restaurants LLC, 10% Sr. Unsec. Unsub. Nts., 7/15/16(5)         3,185,000       3,487,575
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14          3,365,000       3,268,256
                                                                                           -------------
                                                                                              38,449,959
HOUSEHOLD DURABLES--1.5%
Beazer Homes USA, Inc.:
8.375% Sr. Nts., 4/15/12                                                         510,000         481,950
8.625% Sr. Unsec. Nts., 5/15/11                                                1,075,000       1,053,500
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17                               3,775,000       3,784,438
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                                            1,100,000         841,500
8.875% Sr. Sub. Nts., 4/1/12                                                   2,945,000       2,488,525
Lennar Corp., 12.25% Sr. Unsec. Unsub. Nts., 6/1/17(2)                           895,000       1,082,950
                                                                                           -------------
                                                                                               9,732,863
INTERNET & CATALOG RETAIL--0.1%
NetFlix, Inc., 8.50% Sr. Unsec. Nts., 11/15/17(5)                                760,000         792,300
LEISURE EQUIPMENT & PRODUCTS--0.4%
Colt Defense LLC, 8.75% Sr. Unsec. Nts., 11/15/17(5)                           2,080,000       2,158,000
Easton-Bell Sports, Inc., 9.75% Sr. Sec. Nts., 12/1/16(5)                        380,000         395,675
                                                                                           -------------
                                                                                               2,553,675
MEDIA--7.9%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12            3,245,000       3,208,494
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14                       2,970,000       2,851,200
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13(5, 6)                                                  14,221           9,173
12.02% Sr. Sub. Nts., 11/1/13(5, 6)                                            7,600,998       4,902,644
Belo Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27                              2,205,000       1,775,025
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17(5)      1,885,000       1,913,275
Charter Communications, Inc., 13.50% Sr. Nts., 11/30/16                        3,226,863       3,815,766
Clear Channel Worldwide Holdings, Inc.:
9.25% Sr. Nts., 12/15/17(5)                                                      680,000         703,800
9.25% Sr. Unsec. Nts., 12/15/17(5)                                               170,000         174,250
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13                             6,725,000       6,523,250
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14(4)                            1,270,000       1,062,038


                      2 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
MEDIA CONTINUED
Mediacom LLC/Mediacom Capital Corp., 9.125% Sr. Nts., 8/15/19(5)            $  2,810,000   $   2,880,250
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14(1, 2)                                             7,140,000          18,564
6.875% Sr. Unsec. Sub. Nts., 10/1/13(1, 2)                                    13,500,000          35,100
NTL Cable plc, 9.125% Sr. Nts., 8/15/16                                        1,630,000       1,725,763
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13                            610,000         450,638
Reynolds Group, 7.75% Sr. Sec. Nts., 10/15/16(5)                               2,545,000       2,614,988
Salem Communications Corp., 9.625% Sr. Sec. Nts., 12/15/16(5)                    755,000         794,638
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12               5,433,000       5,324,340
Sinclair Television Group, Inc., 9.25% Sr. Sec. Nts., 11/1/17(5)                 510,000         532,950
TL Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15(5)                             3,055,000       2,936,619
Valassis Communications, Inc., 8.25% Sr. Unsec. Unsub. Nts., 3/1/15            3,560,000       3,568,900
Virgin Media Finance plc, 8.75% Sr. Unsec. Nts., 4/15/14                         150,000         155,625
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14                       3,705,000       3,598,481
                                                                                           -------------
                                                                                              51,575,771
MULTILINE RETAIL--0.4%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub. Nts., 3/15/14             3,080,000       2,856,700
SPECIALTY RETAIL--1.6%
Burlington Coat Factory Warehouse Corp., 11.125% Sr. Unsec. Nts., 4/15/14      2,745,000       2,847,938
Leslie's Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13                         2,155,000       2,176,550
Michaels Stores, Inc., 10% Sr. Unsec. Unsub. Nts., 11/1/14                     4,325,000       4,498,000
Sally Holdings LLC, 10.50% Sr. Unsec. Sub. Nts., 11/15/16                        970,000       1,047,600
                                                                                           -------------
                                                                                              10,570,088
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15                      2,840,000       2,996,200
CONSUMER STAPLES--6.2%
BEVERAGES--0.4%
Cott Beverages, Inc., 8.375% Sr. Nts., 11/15/17(5)                             2,180,000       2,256,300
FOOD & STAPLES RETAILING--1.7%
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                                 4,115,000       3,754,938
Pantry, Inc. (The), 7.75% Sr. Unsec. Sub. Nts., 2/15/14                        1,530,000       1,476,450
Rite Aid Corp.:
7.50% Sr. Sec. Nts., 3/1/17                                                    4,880,000       4,611,600
9.50% Sr. Unsec. Unsub. Nts., 6/15/17                                          1,695,000       1,483,125
                                                                                           -------------
                                                                                              11,326,113
FOOD PRODUCTS--3.6%
ASG Consolidated LLC/Finance, Inc., 11.50% Sr. Unsec. Nts., 11/1/11            4,440,000       4,473,300
Bumble Bee Foods LLC, 7.75% Sr. Sec. Nts., 12/15/15(5)                         1,060,000       1,065,300
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14                                                   815,000         810,925
8.875% Sr. Unsec. Unsub. Nts., 12/1/15                                         2,145,000       2,198,625
Dean Foods Co., 7% Sr. Unsec. Unsub. Nts., 6/1/16                              2,415,000       2,378,775
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14(2)                 2,555,000       2,906,313


                      3 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
FOOD PRODUCTS CONTINUED
Pinnacle Foods Finance LLC, 9.25% Sr. Unsec. Nts., 4/1/15(5)                $    845,000   $     861,900
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr.
   Sub. Nts., 4/1/17                                                           5,040,000       5,266,800
Smithfield Foods, Inc., 7% Sr. Nts., 8/1/11                                    3,300,000       3,308,250
                                                                                           -------------
                                                                                              23,270,188
PERSONAL PRODUCTS--0.5%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14                     2,359,000       2,335,410
Revlon Consumer Products Corp., 9.75% Sr. Sec. Nts., 11/15/15(5)                 755,000         783,313
                                                                                           -------------
                                                                                               3,118,723
ENERGY--12.8%
ENERGY EQUIPMENT & SERVICES--1.3%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16(5)          3,445,000       3,548,350
Key Energy Services, Inc., 8.375% Sr. Unsec. Nts., 12/1/14                     2,795,000       2,815,963
North American Energy Alliance LLC, 10.875% Sr. Sec. Nts., 6/1/16(5)           1,580,000       1,686,650
                                                                                           -------------
                                                                                               8,050,963
OIL, GAS & CONSUMABLE FUELS--11.5%
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts., 10/15/14(5)           3,185,000       2,985,938
Antero Resources Finance Corp., 9.375% Sr. Nts., 12/7/17(5)                    1,605,000       1,645,125
Arch Coal, Inc., 8.75% Sr. Nts., 8/1/16(5)                                     4,175,000       4,435,938
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18                     4,355,000       4,834,050
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15                   1,975,000       1,757,750
Berry Petroleum Co.:
8.25% Sr. Sub. Nts., 11/1/16                                                   1,670,000       1,653,300
10.25% Sr. Unsec. Nts., 6/1/14                                                 2,473,000       2,701,753
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16                                   2,245,000       2,402,150
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16                       1,345,000       1,351,725
Cimarex Energy Co., 7.125% Sr. Nts., 5/1/17                                    1,241,000       1,259,615
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Nts., 12/15/17(5)            3,055,000       3,070,275
Concho Resources, Inc., 8.625% Sr. Unsec. Nts., 10/1/17                        2,015,000       2,125,825
Continental Resources, Inc., 8.25% Sr. Unsec. Nts., 10/1/19(5)                 1,230,000       1,297,650
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15                         1,181,000       1,183,953
Enterprise Products Operating LLP, 8.375% Jr. Sub. Nts., 8/1/66(4)             4,770,000       4,656,507
Forest Oil Corp.:
7.25% Sr. Unsec. Nts., 6/15/19(5)                                              1,865,000       1,851,013
8.50% Sr. Nts., 2/15/14(5)                                                     4,165,000       4,373,250
Mariner Energy, Inc., 11.75% Sr. Unsec. Nts., 6/30/16                          2,325,000       2,604,000
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15(5)                         2,640,000       2,640,000
OPTI Canada, Inc., 9% Sr. Sec. Nts., 12/15/12(5)                               1,325,000       1,361,438
Petrohawk Energy Corp., 10.50% Sr. Unsec. Nts., 8/1/14                         2,670,000       2,930,325
Plains Exploration & Production Co., 10% Sr. Unsec. Nts., 3/1/16               4,370,000       4,807,000


                      4 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15                                               $  3,190,000   $   3,285,700
11.75% Sr. Nts., 1/1/16                                                        2,340,000       2,667,600
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20(5)                                                     2,460,000       2,472,300
9.875% Sr. Unsec. Nts., 5/15/16(5)                                             3,475,000       3,674,813
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18                                2,040,000       2,172,600
Western Refining, Inc., 11.25% Sr. Sec. Nts., 6/15/17(5)                       2,945,000       2,679,950
                                                                                           -------------
                                                                                              74,881,543
FINANCIALS--2.2%
CAPITAL MARKETS--0.2%
RailAmerica, Inc., 9.25% Sr. Sec. Nts., 7/1/17                                 1,089,000       1,163,869
DIVERSIFIED FINANCIAL SERVICES--1.0%
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31(5)                                6,905,000       6,283,550
Universal City Development Partners Ltd., 8.875% Sr. Nts., 11/15/15(5)           650,000         639,438
                                                                                           -------------
                                                                                               6,922,988
INSURANCE--0.8%
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16(2)                             5,125,000       5,022,500
REAL ESTATE INVESTMENT TRUSTS--0.2%
DuPont Fabros Technology LP, 8.50% Sr. Unsec. Nts., 12/15/17(5)                1,475,000       1,506,344
HEALTH CARE--6.5%
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17(6)                             5,005,000       5,455,450
Inverness Medical Innovations, Inc., 7.875% Sr. Nts., 2/1/16(5)                1,605,000       1,580,925
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15(6)              1,445,000       1,430,550
                                                                                           -------------
                                                                                               8,466,925
HEALTH CARE PROVIDERS & SERVICES--4.7%
Apria Healthcare Group, Inc., 12.375% Sr. Sec. Nts., 11/1/14(5)                1,365,000       1,508,325
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15(6)             1,834,431       1,664,746
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15                4,135,000       4,290,063
HCA, Inc., 6.375% Nts., 1/15/15                                                3,835,000       3,638,456
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16                             2,325,000       2,540,063
Rural/Metro Corp., 0%/12.75% Sr. Unsec. Nts., 3/15/16(2, 7)                    2,820,000       2,862,300
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15                      5,650,000       5,508,750
Tenet Healthcare Corp., 7.375% Nts., 2/1/13                                    1,485,000       1,496,138
US Oncology Holdings, Inc., 6.428% Sr. Unsec. Nts., 3/15/12(4, 6)              2,061,000       1,937,340
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17                               1,320,000       1,392,600
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15(7)              3,725,000       3,939,188
                                                                                           -------------
                                                                                              30,777,969
PHARMACEUTICALS--0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14           2,700,000       2,862,000


                      5 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
INDUSTRIALS--10.8%
AEROSPACE & DEFENSE--1.9%
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18                           $  4,760,000   $   5,057,500
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts., 4/1/15             650,000         461,500
TransDigm, Inc., 7.75% Nts., 7/15/14(5)                                        2,615,000       2,667,300
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11                         3,955,000       3,920,394
                                                                                           -------------
                                                                                              12,106,694
AIRLINES--2.3%
American Airlines Pass Through Trust 2001-2, 7.858% Pass-Through
   Certificates, Series 2001-2, Cl. A-2, 10/1/11(2)                              855,000         855,000
American Airlines Pass Through Trust 2009-1A, 10.375% Pass-Through
   Certificates, Series 2009-1A, 7/2/19                                        1,130,000       1,248,650
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12(5)                     3,645,000       3,827,250
Delta Air Lines, Inc.:
9.50% Sr. Sec. Nts., 9/15/14(5)                                                  770,000         803,688
12.25% Sr. Sec. Nts., 3/15/15(5)                                               5,225,000       5,251,125
United Air Lines, Inc., 10.40% Sr. Sec. Nts., 11/1/16(2)                       3,015,000       3,177,056
                                                                                           -------------
                                                                                              15,162,769
BUILDING PRODUCTS--0.7%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14                               865,000         839,050
Goodman Global Group, Inc., 11.842% Sr. Nts., 12/15/14(5, 8)                   3,580,000       2,049,550
USG Corp., 9.75% Sr. Unsec. Nts., 8/1/14(5)                                    1,285,000       1,378,163
                                                                                           -------------
                                                                                               4,266,763
COMMERCIAL SERVICES & SUPPLIES--1.8%
Acco Brands Corp., 10.625% Sr. Sec. Nts., 3/15/15(5)                           1,185,000       1,309,425
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(1, 2, 3)       4,000,000              --
Aramark Services, Inc., 8.50% Sr. Unsec. Nts., 2/1/15                          2,055,000       2,126,925
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17                           2,000,000       2,070,000
Iron Mountain, Inc., 7.75% Sr. Sub. Nts., 1/15/15                              1,350,000       1,363,500
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14                                    4,935,000       5,033,700
                                                                                           -------------
                                                                                              11,903,550
MACHINERY--1.1%
Manitowoc Co., Inc. (The), 7.125% Sr. Nts., 11/1/13                            3,725,000       3,520,125
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                                 3,945,000       3,816,788
                                                                                           -------------
                                                                                               7,336,913
MARINE--0.2%
Navios Maritime Holdings, Inc., 8.875% Nts., 11/1/17(5)                          940,000         981,125
PROFESSIONAL SERVICES--0.4%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15(5)                       2,845,000       2,553,388
ROAD & RAIL--1.2%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14             4,430,000       4,230,650
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16                               3,140,000       3,367,650
                                                                                           -------------
                                                                                               7,598,300


                      6 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
TRADING COMPANIES & DISTRIBUTORS--1.2%
Ashtead Capital, Inc., 9% Nts., 8/15/16(5)                                  $    530,000   $     533,313
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15(5)                            740,000         747,400
RSC Equipment Rental, Inc.:
9.50% Sr. Unsec. Nts., 12/1/14                                                 2,900,000       2,918,125
10% Sr. Sec. Nts., 7/15/17(5)                                                    695,000         759,288
United Rentals North America, Inc., 9.25% Sr. Unsec. Unsub. Nts.,
   12/15/19                                                                    1,130,000       1,172,375
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14                                2,055,000       1,870,050
                                                                                           -------------
                                                                                               8,000,551
INFORMATION TECHNOLOGY--5.2%
COMPUTERS & PERIPHERALS--0.2%
Seagate Technology International, 10% Sr. Sec. Nts., 5/1/14(5)                   935,000       1,037,850
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.8%
NXP BV/NXP Funding LLC, 7.87% Sr. Sec. Nts., 10/18/14                          1,735,000       1,583,188
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16            4,210,000       4,188,950
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16                                5,845,000       5,859,613
                                                                                           -------------
                                                                                              11,631,751
IT SERVICES--1.9%
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15                              5,695,000       5,339,063
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13                                                4,286,000       4,414,580
10.25% Sr. Unsec. Sub. Nts., 8/15/15                                           2,748,000       2,940,360
                                                                                           -------------
                                                                                              12,694,003
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                                                        1,130,000       1,152,600
9.25% Sr. Unsec. Nts., 6/1/16                                                  2,655,000       2,834,213
Freescale Semiconductor, Inc.:
8.875% Sr. Unsec. Nts., 12/15/14                                               3,225,000       2,975,063
10.125% Sr. Unsec. Sub. Nts., 12/15/16(5)                                      1,900,000       1,539,000
                                                                                           -------------
                                                                                               8,500,876
MATERIALS--10.5%
CHEMICALS--3.0%
Hexion US Finance Corp./Hexion Nova Scota Finance ULC, 9.75% Sr. Sec.
   Nts., 11/15/14                                                              1,765,000       1,738,525
Huntsman International LLC, 7.375% Sr. Unsub. Nts., 1/5/15                     6,155,000       5,939,575
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts.,
   12/1/16                                                                     9,920,000       8,828,800
Nalco Co., 8.875% Unsec. Sub. Nts., 11/15/13                                   1,581,000       1,636,335
PolyOne Corp., 8.875% Sr. Unsec. Nts., 5/1/12                                  1,240,000       1,283,400
                                                                                           -------------
                                                                                              19,426,635
CONTAINERS & PACKAGING--3.9%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14                    6,105,000       5,967,638
Cascades, Inc.:
7.75% Sr. Nts., 12/15/17(5)                                                      945,000         959,175
7.875% Sr. Nts., 1/15/20(5)                                                    2,120,000       2,162,400
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15                                 3,215,000       3,343,600


                      7 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
CONTAINERS & PACKAGING CONTINUED
Graham Packaging Co. LP:
8.25% Sr. Nts., 1/1/17(5)                                                   $  1,700,000   $   1,687,250
9.875% Sr. Unsec. Sub. Nts., 10/15/14                                          4,270,000       4,376,750
Graphic Packing International, Inc., 9.50% Sr. Unsec. Unsub. Nts.,
   6/15/17                                                                     5,285,000       5,628,525
Viskase Companies, Inc., 9.875% Sr. Sec. Nts., 1/15/18(5)                      1,265,000       1,280,813
                                                                                           -------------
                                                                                              25,406,151
METALS & MINING--2.2%
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15(5)                           2,115,000       2,088,563
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17                  1,125,000       1,233,564
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15(4)                               5,255,000       5,031,663
Teck Resources Ltd., 10.25% Sr. Sec. Nts., 5/15/16                             3,470,000       4,059,900
United Maritime LLC, 11.75% Sr. Sec. Nts., 6/15/15(5)                          2,115,000       2,130,863
                                                                                           -------------
                                                                                              14,544,553
PAPER & FOREST PRODUCTS--1.4%
Georgia-Pacific LLC:
7.70% Debs., 6/15/15                                                           1,225,000       1,292,375
8.25% Sr. Unsec. Nts., 5/1/16(5)                                               3,270,000       3,482,550
PE Paper Escrow GmbH, 12% Sr. Sec. Nts., 8/1/14(5)                             1,275,000       1,411,373
Verso Paper Holdings LLC, 9.125% Sr. Sec. Nts., 8/1/14                         2,745,000       2,635,200
                                                                                           -------------
                                                                                               8,821,498
TELECOMMUNICATION SERVICES--8.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.3%
Cincinnati Bell, Inc., 8.25% Sr. Nts., 10/15/17                                2,540,000       2,590,800
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13                           1,475,000       1,486,063
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15(5)                            1,370,000       1,510,425
Intelsat Subsidiary Holding Co. Ltd., 8.50% Sr. Unsec. Nts., 1/15/13(5)        2,280,000       2,337,000
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14                 1,605,000       1,524,750
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15                    6,175,000       5,974,313
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(1, 2, 3)                    8,000,000              --
Windstream Corp.:
7.875% Sr. Nts., 11/1/17(5)                                                    1,475,000       1,463,938
8.625% Sr. Unsec. Unsub. Nts., 8/1/16                                          4,270,000       4,366,075
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(1, 2, 3)                4,500,000              45
                                                                                           -------------
                                                                                              21,253,409
WIRELESS TELECOMMUNICATION SERVICES--4.7%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75% Sr. Sec. Nts.,
   5/1/17(5)                                                                   3,000,000       3,210,000
Cricket Communications, Inc.:
7.75% Sr. Sec. Unsub. Nts., 5/15/16                                            2,640,000       2,646,600
9.375% Sr. Unsec. Nts., 11/1/14                                                2,715,000       2,742,150
MetroPCS Wireless, Inc., 9.25% Sr. Unsec. Nts., 11/1/14                        5,970,000       6,074,475
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15                 5,745,000       5,615,738
SBA Telecommunications, Inc.:
8% Sr. Nts., 8/15/16(5)                                                        1,775,000       1,863,750


                      8 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                              Principal
                                                                               Amount          Value
                                                                            ------------   -------------
WIRELESS TELECOMMUNICATION SERVICES CONTINUED
8.25% Sr. Nts., 8/15/19(5)                                                  $  3,325,000   $   3,541,125
Sprint Capital Corp., 8.75% Nts., 3/15/32                                      5,600,000       5,306,000
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(1, 2, 3)                              4,550,000              --
                                                                                           -------------
                                                                                              30,999,838
UTILITIES--4.5%
ELECTRIC UTILITIES--1.3%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                             6,205,000       4,932,975
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17                 2,525,000       2,076,813
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts.,
   Series A, 11/1/15                                                           1,930,000       1,572,950
                                                                                           -------------
                                                                                               8,582,738
ENERGY TRADERS--3.2%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17                           1,135,000       1,170,469
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16                          5,980,000       5,710,900
Mirant North America LLC, 7.375% Sr. Unsec. Nts., 12/31/13                     2,563,000       2,546,981
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                                                       4,410,000       4,432,050
7.375% Sr. Nts., 2/1/16                                                        2,890,000       2,900,838
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14                   3,890,000       3,870,550
                                                                                           -------------
                                                                                              20,631,788
                                                                                           -------------
Total Corporate Bonds and Notes (Cost $585,013,159)                                          577,420,469
LOAN PARTICIPATIONS--1.9%
CIT Group, Inc., Sr. Sec. Credit Facilities Term Loan, 7.50%,
   1/18/12(4, 9)                                                               5,465,000       5,615,288
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
   12.50%, 7/20/15(2, 4)                                                       6,270,000       6,559,988
                                                                                           -------------
Total Loan Participations (Cost $11,273,229)                                                  12,175,276

                                                                               Shares
                                                                            ------------
PREFERRED STOCKS--0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(2, 3, 6)                    247,589              --
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B,
   Non-Vtg.(2, 3)                                                                 43,000              --
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(2, 3, 6)                         3,728              --
Total Preferred Stocks (Cost $11,634,686)                                                             --
COMMON STOCKS--1.1%
American Media, Inc.(2, 3)                                                        72,268             723
Charter Communications, Inc., Cl. A(3)                                           205,978       7,312,191
Global Aero Logistics, Inc.(2, 3)                                                 45,938          45,938
Orbcomm, Inc.(3)                                                                  12,519          33,801
Premier Holdings Ltd.(2, 3)                                                      288,828              --
                                                                                           -------------
Total Common Stocks (Cost $6,553,119)                                                          7,392,653


                      9 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                                Units          Value
                                                                            ------------   ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
AboveNet, Inc. Wts., Strike Price $24, Exp. 9/8/10 (3)                               119   $      12,495
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11 (2, 3)            5,633              56
                                                                                           -------------
Total Rights, Warrants and Certificates (Cost $42,773)                                            12,551
                                                                                           -------------

                                                                               Shares
                                                                            ------------
INVESTMENT COMPANIES--6.8%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
   Shares, 0.00%(10, 11)                                                         110,094         110,094
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%(10, 12)             43,930,420      43,930,420
                                                                                           -------------
Total Investment Companies (Cost $44,040,514)                                                 44,040,514
                                                                                           -------------
TOTAL INVESTMENTS, AT VALUE (COST $661,739,082)                                     98.7%    641,107,113
OTHER ASSETS NET OF LIABILITIES                                                      1.3       8,698,946
                                                                              ----------   -------------
NET ASSETS                                                                         100.0%  $ 649,806,059
                                                                              ==========   =============

Footnotes to Statement of Investments

(1.) Issue is in default. See accompanying Notes.

(2.) Illiquid security. The aggregate value of illiquid securities as of December 31, 2009 was $22,632,183, which represents 3.48% of the Fund's net assets. See accompanying Notes.

(3.) Non-income producing security.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $158,874,577 or 24.45% of the Fund's net assets as of December 31, 2009.

(6.) Interest or dividend is paid-in-kind, when applicable.

(7.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(8.) Zero coupon bond reflects effective yield on the date of purchase.

(9.) When-issued security or delayed delivery to be delivered and settled after December 31, 2009. See accompanying Notes.

(10.) Rate shown is the 7-day yield as of December 31, 2009.

(11.) Interest rate is less than 0.0005%.

(12.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                    SHARES                                     SHARES
                                                                SEPTEMBER 30,      GROSS         GROSS      DECEMBER 31,
                                                                     2009        ADDITIONS     REDUCTIONS       2009
                                                                -------------   -----------   -----------   ------------
Oppenheimer Institutional Money Market Fund, Cl. E                52,648,302    101,734,994   110,452,876    43,930,420

                                                                    VALUE          INCOME
                                                                -------------   -----------
Oppenheimer Institutional Money Market Fund, Cl. E                $43,930,420      $29,880


                     10 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of December 31, 2009 based on valuation input level:

                                                                                  LEVEL 2--
                                                                   LEVEL 1--        OTHER        LEVEL 3--
                                                                  UNADJUSTED     SIGNIFICANT    SIGNIFICANT
                                                                    QUOTED       OBSERVABLE    UNOBSERVABLE
                                                                   PRICES          INPUTS         INPUTS         VALUE
                                                                -------------   ------------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities                                          $        --    $     65,650     $    --      $     65,650
Corporate Bonds and Notes                                                 --     577,420,469          --       577,420,469
Loan Participations                                                       --      12,175,276          --        12,175,276
Preferred Stocks                                                          --              --          --                --
Common Stocks                                                      7,345,992             723      45,938         7,392,653
Rights, Warrants and Certificates                                     12,495              --          56            12,551
Investment Companies                                              44,040,514              --          --        44,040,514
                                                                 -----------    ------------     -------      ------------
Total Assets                                                     $51,399,001    $589,662,118     $45,994      $641,107,113
                                                                 -----------    ------------     -------      ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value                                      $        --    $   (106,316)    $    --      $   (106,316)
                                                                 -----------    ------------     -------      ------------
Total Liabilities                                                $        --    $   (106,316)    $    --      $   (106,316)
                                                                 -----------    ------------     -------      ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

CREDIT DEFAULT SWAP CONTRACTS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                                                   PAY/                     UPFRONT
                                           BUY/SELL    NOTIONAL   RECEIVE                   PAYMENT
REFERENCE ENTITY/                           CREDIT      AMOUNT     FIXED    TERMINATION    RECEIVED/                 UNREALIZED
SWAP COUNTERPARTY                         PROTECTION    (000'S)     RATE        DATE         (PAID)       VALUE     DEPRECIATION
---------------------------------------   ----------   --------   -------   -----------   -----------   ---------   ------------
CDX NORTH AMERICA HIGH YIELD INDEX,
   SERIES 12:
Credit Suisse International                   Buy      $ 11,280      5%       6/20/14     $(1,348,900)  $ (45,564)   $1,394,464
JPMorgan Chase Bank NA, NY Branch             Buy         7,520      5        6/20/14        (902,922)    (30,376)      933,298
Morgan Stanley & Co. International
   Ltd.                                       Buy         7,520      5        6/20/14        (908,666)    (30,376)      939,042
                                                       --------                           -----------   ---------    ----------
                                             Total       26,320                            (3,160,488)   (106,316)    3,266,804
                                                                                          -----------   ---------    ----------
                                                                       Grand Total Buys    (3,160,488)   (106,316)    3,266,804
                                                                      Grand Total Sells            --          --            --
                                                                                          -----------   ---------    ----------
                                                             Total Credit Default Swaps   $(3,160,488)  $(106,316)   $3,266,804
                                                                                          ===========   =========    ==========


                     11 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF DECEMBER 31, 2009 IS AS FOLLOWS:

                                                                          NOTIONAL
                                                  SWAP TYPE FROM           AMOUNT
SWAP COUNTERPARTY                                FUND PERSPECTIVE          (000'S)     VALUE
-----------------                         -----------------------------   --------   ---------
Credit Suisse International               Credit Default Buy Protection   $11,280    $ (45,564)
JPMorgan Chase Bank NA, NY Branch         Credit Default Buy Protection     7,520      (30,376)
Morgan Stanley & Co. International Ltd.   Credit Default Buy Protection     7,520      (30,376)
                                                                                     ---------
                                                                                     $(106,316)
                                                                                     =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair


                     12 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities       $5,604,400

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of December 31, 2009 is as follows:


                     13 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Cost                                 $49,550,536
Market Value                         $ 2,537,128
Market Value as a % of Net Assets           0.39%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND.

The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors defined below:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.


                     14 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposure to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of December 31, 2009 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.


                     15 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

     As of December 31, 2009, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $106,316 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of December 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon


                     16 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

     exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

ILLIQUID SECURITIES

As of December 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities            $ 663,993,479
Federal tax cost of other investments         3,160,488
                                          -------------
Total federal tax cost                    $ 667,153,967
                                          =============

Gross unrealized appreciation             $  45,049,597
Gross unrealized depreciation               (71,202,767)
                                          -------------
Net unrealized depreciation               $ (26,153,170)
                                          =============


                     17 | Oppenheimer Champion Income Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Champion Income Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/08/2010